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                                                                   EXHIBIT 10.13


                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.


    Third Amendment to the Second Amended and Restated Agreement of Limited
         Partnership of Prentiss Properties Acquisition Partners, L.P.


                                   RECITALS


          A.  Belair Real Estate Corporation ("Assignor") desires to assign and
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Belcrest Realty Corporation ("Assignee") desires to acquire 270,000 Series B
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Cumulative Redeemable Perpetual Preferred Units (the "Series B Preferred Units")
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of Prentiss Properties Acquisition Partners, L.P. (the "Partnership").
                                                        -----------

          B. Pursuant to Article XI of the Second Amended and Restated Agreement of Limited Partnership, as amended (as so amended, the "Agreement"),
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of the Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the "General Partner"), desires to amend the Agreement to admit
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Assignee as a Substitute Limited Partner with respect to the Assigned Units.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
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          2.  Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.


                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the General Partner and Assignee have executed this Third Amendment as of February 25, 1999.

                              GENERAL PARTNER

                              PRENTISS PROPERTIES I, INC.



                              By: /s/ Thomas F. August
                                  ---------------------------------
                                  Name:  Thomas F. August
                                  Title: President


                              ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

                              BELCREST REALTY CORPORATION


                              By: /s/ Thomas E. Faust
                                  ---------------------------------
                                  Name:  Thomas E. Faust
                                  Title: Executive Vice President